UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 22, 2010
MIDWEST BANC HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-13735	36-3252484
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

501 West North Avenue
Melrose Park, Illinois	60160
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (708) 865-1053
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Offices; Appointment of Certain Officers, Compensatory Arrangement of Certain Officers
     Roberto R. Herencia entered into a consulting agreement with Midwest Banc Holdings, Inc. (the “Company”) on June 22, 2010. The agreement terminated Mr. Herencia’s employment agreement with the Company. Under the agreement, Mr. Herencia will perform those duties as assigned to him from time to time by the board of directors as they relate to the winding-up of the business and affairs of the Company. Mr. Herencia will be paid $25,000 per month while performing services under the agreement.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Midwest Banc Holdings, Inc.
By:	/s/ Roberto R. Herencia
Roberto R. Herencia
President and Chief Executive Officer

June 28, 2010

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